                                                                   Exhibit 3.124




                             STATE OF WEST VIRGINIA

                           [WEST VIRGINIA STATE SEAL]



                       ========== CERTIFICATE ==========




                 I, JOE MANCHIN III, SECRETARY OF STATE OF THE
                  STATE OF WEST VIRGINIA, HEREBY CERTIFY THAT



Articles of Amendment to the Articles of Incorporation of


                           KELLY MEDICAL CORPORATION



Are filed in my office as required by the provisions of the West Virginia Code and are found to conform to law. Therefore, I issue this,


                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION



changing the name of the corporation to


                       KELLY MEDICAL SERVICES CORPORATION







                                                    GIVEN UNDER MY HAND AND THE
                                                     GREAT SEAL OF THE STATE OF
[WEST VIRGINIA STATE SEAL]                         WEST VIRGINIA ON THIS DAY OF
                                                                OCTOBER 3, 2002



                                                             /s/ Joe Manchin

                                                            Secretary of State

                                                                     FILED

                                                                  OCT 03 2002

                                                                IN THE OFFICE OF
                                                                JOE MANCHIN III
                                                              SECRETARY OF STATE


                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                           KELLY MEDICAL CORPORATION

     Pursuant to the provisions of 31D-10-1006 of the West Virginia Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the Corporation is Kelly Medical Corporation.

     SECOND: The following resolution amending the Corporation's Articles of Incorporation was adopted by all of the Shareholders and all of the members of the Board of Directors by unanimous execution of a written agreement and consent in lieu of meeting in the manner prescribed by Section 73, Article 1, Chapter 31 of the West Virginia Code:

           RESOLVED, that Article I of the Articles of Incorporation of the Corporation be deleted in its entirety and the following be substituted therefor:

           I. The name of the Corporation shall be Kelly Medical
     Services Corporation.

--------------------------------------------------------------------------------

Dated this 16th day of September, 2002.


                                        KELLY MEDICAL CORPORATION



                                        By   /s/ Randal Dabbs
                                           ------------------------------
                                             Its President

                                             and


                                        By   /s/ Michael Hatcher
                                           ------------------------------
                                             Its Secretary

STATE OF TENNESSEE,
COUNTY OF KNOX, To-Wit:



               I, John R. Stair, do hereby certify that on this 27th day of October, 2002, personally appeared before me Randal Dabbs, M.D., who being by me first duly sworn, declares that he is President of Kelly Medical Services Corporation, and that the statements herein are true.


               My commission expires: June 2, 2005.



                                      /s/ John R. Stair
                                      ___________________________
                                      Notary Public



STATE OF TENNESSEE,
COUNTY OF KNOX, To-Wit:



               I, John R. Stair, do hereby certify that on this 27th day of October, 2002, personally appeared before me Michael Hatcher, who being by me first duly sworn, declares that he is Secretary of Kelly Medical Services Corporation, and that the statements herein are true.


               My commission expires: June 2, 2005.



                                      /s/ John R. Stair
                                      ___________________________
                                      Notary Public



Prepared by:
James W. Thomas
Jackson & Kelly PLLC
Post Office Box 553
Charleston, West Virginia 25322




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